UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2005

J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2005, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-LDP2)
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	333-118975-04 (Commission File Number)	13-3789046 (IRS Employer Identification No.)
270 Park Avenue, New York, New York (Address of principal executive offices)	10167 (Zip Code)

Registrant's telephone number, including area code 212-834-9280

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2005-LDP2, which was made on July 15, 2005.

Exhibit No. 24 Power of Attorney and Certified Board Resolution

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 4.02 of the Pooling and Servicing Agreement for the distribution on July 15, 2005.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS PAYING AGENT UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., Registrant

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: July 25, 2005
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Administrator:
Deanna Murphy 312.904.7989
deanna.murphy@abnamro.com
Analyst:
Vamsi Kaipa 714.259.6252
vamsi.kaipa@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Other Related Information
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Historical Collateral Prepayment
Delinquent Loan Detail
Page 2-5
Page 6-8

Page 12-13

Mortgage Loan Characteristics
Loan Level Detail
Modified Loan Detail
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Realized Loss Detail
Appraisal Reduction Detail
Page 18-20
Page 21-33

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
JPM5LDP2
JPM5LDP2_200507_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
22-Jun-05
15-Jul-05
15-Jul-42
Parties to The Transaction
Depositor: J.P. Morgan Chase Commercial Mortgage Securities Corp.
Underwriter: J.P. Morgan Securities Inc
Master Servicer: Wachovia Bank, National Association
Special Servicer: LNR Partners, Inc.
Rating Agency: Standard & Poor's Ratings Services/Moody's Investors Service, Inc./Fitch
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.wachovia.com
www.etrustee.net

14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.383473%
3.388130%
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
105
Upper Tier REMIC
Statement Date:
ABN AMRO Acct: 722660.1
1000.000000000
11.630487598
0.000000000
988.369512402
3.611666650
Fixed
0.00
0.00
0.000000000
4.3340000000%
0.000000000
46625YMZ3
A-1
98,893,000.00
1,150,173.81
0.00
97,742,826.19
357,168.55
98,893,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.812500000
Fixed
0.00
0.00
0.000000000
4.5750000000%
0.000000000
46625YNA7
A-2
257,128,000.00
0.00
0.00
257,128,000.00
980,300.50
257,128,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.914166667
Fixed
0.00
0.00
0.000000000
4.6970000000%
0.000000000
46625YNB5
A-3
367,428,000.00
0.00
0.00
367,428,000.00
1,438,174.43
367,428,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.898333320
Fixed
0.00
0.00
0.000000000
4.6780000000%
0.000000000
46625YQB2
A-3A
122,717,000.00
0.00
0.00
122,717,000.00
478,391.77
122,717,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.948333342
Fixed
0.00
0.00
0.000000000
4.7380000000%
0.000000000
46625YNC3
A-4
561,321,000.00
0.00
0.00
561,321,000.00
2,216,282.42
561,321,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882499959
Fixed
0.00
0.00
0.000000000
4.6590000000%
0.000000000
46625YND1
A-SB
123,438,000.00
0.00
0.00
123,438,000.00
479,248.03
123,438,000.00
1000.000000000
0.323689798
0.000000000
999.676310202
3.928333342
Fixed
0.00
0.00
0.000000000
4.7140000000%
0.000000000
46625YNS8
A-1A
554,697,000.00
179,549.76
0.00
554,517,450.24
2,179,034.72
554,697,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.983333347
Fixed
0.00
0.00
0.000000000
4.7800000000%
0.000000000
46625YNE9
A-M
247,946,000.00
0.00
0.00
247,946,000.00
987,651.57
247,946,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.034999977
4.8420000000%
0.00
0.00
0.000000000
4.8420000000%
0.000000000
46625YNF6
A-J
216,011,000.00
0.00
0.00
216,011,000.00
871,604.38
216,011,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.068333065
4.8820000000%
0.00
0.00
0.000000000
4.8820000000%
0.000000000
46625YNJ8
B
18,621,000.00
0.00
0.00
18,621,000.00
75,756.43
18,621,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.092500000
4.9110000000%
0.00
0.00
0.000000000
4.9110000000%
0.000000000
46625YNK5
C
40,968,000.00
0.00
0.00
40,968,000.00
167,661.54
40,968,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.117500192
4.9410000000%
0.00
0.00
0.000000000
4.9410000000%
0.000000000
46625YNL3
D
26,070,000.00
0.00
0.00
26,070,000.00
107,343.23
26,070,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.150833525
4.9810000000%
0.00
0.00
0.000000000
4.9810000000%
0.000000000
46625YNM1
E
26,070,000.00
0.00
0.00
26,070,000.00
108,212.23
26,070,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.174999832
5.0100000000%
0.00
0.00
0.000000000
5.0100000000%
0.000000000
46625YNN9
F
29,795,000.00
0.00
0.00
29,795,000.00
124,394.12
29,795,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.192000767
5.5077939601%
0.00
0.00
0.000000000
5.0304009387%
0.000000000
46625YNV1
G
26,070,000.00
0.00
0.00
26,070,000.00
109,285.46
26,070,000.00
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.383473%
3.388130%
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
105
Upper Tier REMIC
Statement Date:
ABN AMRO Acct: 722660.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.454500806
5.5077939601%
0.00
0.00
0.000000000
5.3454009387%
0.000000000
46625YNY5
H
44,692,000.00
0.00
0.00
44,692,000.00
199,080.55
44,692,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.454500755
5.5077939601%
0.00
0.00
0.000000000
5.3454009387%
0.000000000
46625YPB3
J
29,795,000.00
0.00
0.00
29,795,000.00
132,721.85
29,795,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.454500712
5.5077939601%
0.00
0.00
0.000000000
5.3454009387%
0.000000000
46625YQE6
K
37,243,000.00
0.00
0.00
37,243,000.00
165,898.97
37,243,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.757500224
4.5090000000%
0.00
0.00
0.000000000
4.5090000000%
0.000000000
46625YPE7
L
11,173,000.00
0.00
0.00
11,173,000.00
41,982.55
11,173,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.757500168
4.5090000000%
0.00
0.00
0.000000000
4.5090000000%
0.000000000
46625YPH0
M
14,897,000.00
0.00
0.00
14,897,000.00
55,975.48
14,897,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.757500224
4.5090000000%
0.00
0.00
0.000000000
4.5090000000%
0.000000000
46625YPL1
N
11,173,000.00
0.00
0.00
11,173,000.00
41,982.55
11,173,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.757500336
4.5090000000%
0.00
0.00
0.000000000
4.5090000000%
0.000000000
46625YPP2
O
7,449,000.00
0.00
0.00
7,449,000.00
27,989.62
7,449,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.757500336
4.5090000000%
0.00
0.00
0.000000000
4.5090000000%
0.000000000
46625YPS6
P
7,449,000.00
0.00
0.00
7,449,000.00
27,989.62
7,449,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.757500224
4.5090000000%
0.00
0.00
0.000000000
4.5090000000%
0.000000000
46625YPV9
Q
11,173,000.00
0.00
0.00
11,173,000.00
41,982.55
11,173,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.757499919
4.5090000000%
0.00
0.00
0.000000000
4.5090000000%
0.000000000
46625YPY3
NR
37,243,402.00
0.00
0.00
37,243,402.00
139,942.08
37,243,402.00
1000.000000000
0.000000000
0.000000000
999.553703225
0.039961306
0.0512680507%
0.00
0.00
0.000000000
0.0479535680%
0.000000000
N
46625YNP4
X-1
2,979,460,402.00
0.00
0.00
2,978,130,678.43
119,063.13
2,979,460,402.00
1000.000000000
0.000000000
0.000000000
1000.000000000
0.481231226
0.7321774765%
0.00
0.00
0.000000000
0.5774774723%
0.000000000
N
46625YNH2
X-2
2,909,929,000.00
0.00
0.00
2,909,929,000.00
1,400,348.70
2,909,929,000.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
46625YQF3
R
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
46625YQG1
LR
0.00
0.00
0.00
0.00
0.00
0.00
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.383473%
3.388130%
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
105
Upper Tier REMIC
Statement Date:
ABN AMRO Acct: 722660.1
Total P&I Payment
0.00
0.00
2,929,460,402.00
2,929,460,402.00
14,405,190.60
Total
2,928,130,678.43
1,329,723.57
0.00
13,075,467.03
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.383473%
3.388130%
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
105
Grantor Trust
Statement Date:
ABN AMRO Acct: 722660.1
1000.000000000
0.000000000
0.000000000
1000.000000000
2.248888800
3.6281300000%
0.00
0.00
0.000000000
3.5200000000%
0.000000000
46625YNG4
A-MFL
50,000,000.00
0.00
0.00
50,000,000.00
112,444.44
50,000,000.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSW233
S
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
50,000,000.00
50,000,000.00
112,444.44
Total
50,000,000.00
0.00
0.00
112,444.44
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
13,366,537.87
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
13,366,537.87
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
13,273,746.71
)
(1,291.10
)
(446.92
0.00
0.00
)
(1,738.02
1,329,723.57
0.00
1,329,723.57
0.00
0.00
0.00
0.00
0.00
0.00
1,329,723.57
14,603,470.28
14,601,732.26
2,979,460,402.32
295
1,329,723.57
0.00
0
0.00
0.00
0
0.00
0
2,978,130,678.75
295
0.00
0.00
0.00
0.00
0.00
0.00
92,791.16
0.00
0.00
0.00
92,791.16
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(92,791.16
13,272,008.69
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Statement Date:
Cash Reconciliation Summary Loan Group 1
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
10,873,046.89
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
10,873,046.89
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
10,801,846.32
)
(1,050.73
)
(363.71
0.00
0.00
)
(1,414.45
1,150,173.81
0.00
1,150,173.81
0.00
0.00
0.00
0.00
0.00
0.00
1,150,173.81
11,952,020.13
11,950,605.68
2,424,763,357.95
235
1,150,173.81
0.00
0
0.00
0.00
0
0.00
0
2,423,613,184.14
235
0.00
0.00
0.00
0.00
0.00
0.00
71,200.58
0.00
0.00
0.00
71,200.58
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(71,200.58
10,800,431.87
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Statement Date:
Cash Reconciliation Summary Loan Group 2
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
2,493,490.98
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
2,493,490.98
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
2,471,900.40
)
(240.37
)
(83.20
0.00
0.00
)
(323.57
179,549.76
0.00
179,549.76
0.00
0.00
0.00
0.00
0.00
0.00
179,549.76
2,651,450.16
2,651,126.58
554,697,044.37
60
179,549.76
0.00
0
0.00
0.00
0
0.00
0
554,517,494.61
60
0.00
0.00
0.00
0.00
0.00
0.00
21,590.58
0.00
0.00
0.00
21,590.58
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(21,590.58
2,471,576.82
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Int erest (2)
Payment
Amount
PPIS
Int erest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
2.00
1.00
0.00
0.00
0.00
0.00
0.00
A-1
30
357,168.55
357,168.55
357,168.55
0.00
30.00%
30.01%
30/360
4.334000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
980,300.50
980,300.50
980,300.50
0.00
30.00%
30.01%
30/360
4.575000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
1,438,174.43
1,438,174.43
1,438,174.43
0.00
30.00%
30.01%
30/360
4.697000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3A
30
478,391.77
478,391.77
478,391.77
0.00
30.00%
30.01%
30/360
4.678000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
2,216,282.42
2,216,282.42
2,216,282.42
0.00
30.00%
30.01%
30/360
4.738000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-SB
30
479,248.03
479,248.03
479,248.03
0.00
30.00%
30.01%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1A
30
2,179,034.72
2,179,034.72
2,179,034.72
0.00
30.00%
30.01%
30/360
4.714000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-M
30
987,651.57
987,651.57
987,651.57
0.00
20.00%
20.01%
30/360
4.780000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-J
30
871,604.38
871,604.38
871,604.38
0.00
12.75%
12.76%
30/360
4.842000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
75,756.43
75,756.43
75,756.43
0.00
12.13%
12.13%
30/360
4.882000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
167,661.54
167,661.54
167,661.54
0.00
10.75%
10.75%
30/360
4.911000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
107,343.23
107,343.23
107,343.23
0.00
9.88%
9.88%
30/360
4.941000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
108,212.23
108,212.23
108,212.23
0.00
9.00%
9.00%
30/360
4.981000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
124,394.12
124,394.12
124,394.12
0.00
8.00%
8.00%
30/360
5.010000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
109,285.46
109,285.46
109,285.46
0.00
7.13%
7.13%
30/360
5.030400939%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
199,080.55
199,080.55
199,080.55
0.00
5.63%
5.63%
30/360
5.345400939%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
132,721.85
132,721.85
132,721.85
0.00
4.63%
4.63%
30/360
5.345400939%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
165,898.97
165,898.97
165,898.97
0.00
3.38%
3.38%
30/360
5.345400939%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
41,982.55
41,982.55
41,982.55
0.00
3.00%
3.00%
30/360
4.509000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
55,975.48
55,975.48
55,975.48
0.00
2.50%
2.50%
30/360
4.509000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
41,982.55
41,982.55
41,982.55
0.00
2.13%
2.13%
30/360
4.509000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
27,989.62
27,989.62
27,989.62
0.00
1.88%
1.88%
30/360
4.509000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
27,989.62
27,989.62
27,989.62
0.00
1.63%
1.63%
30/360
4.509000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Q
30
41,982.55
41,982.55
41,982.55
0.00
1.25%
1.25%
30/360
4.509000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
NR
30
139,942.08
139,942.08
139,942.08
0.00
0.00%
0.00%
30/360
4.509000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-1
30
119,063.13
119,063.13
119,063.13
0.00
NA
NA
30/360
0.047953568%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-2
30
1,400,348.70
1,400,348.70
1,400,348.70
0.00
NA
NA
30/360
0.577477472%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-MFL
23
112,444.44
112,444.44
112,444.44
0.00
20.00%
20.01%
Act/360
3.520000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
S
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
13,187,911.47
13,187,911.47
13,187,911.47
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Other Related Information
Statement Date:
Additional Interest Paid to Floating Rate Certificates:
Mortgage Loan Event of Default or Event of Default Status:
Additional Principal Paid to Floating Rate Certificates:
Default Status
Rating Agency Trigger Event:
Swap Default Status:
Floating Rate Certificate Interest Shortfall :
Floating Rate Certificate Principal Shortfall :
Amount Received
Amount Paid
Shortfall
Payment by Swap Counterparty as a Termination Payment:
Payment to any Successor Interest Rate Swap Counterparty to Acquire
a Replacement Interest Rate Swap Agreement:
Collateral Posted in Connection with any Rating Agency Trigger Event:
0.00
None
None
None
None
0.00
0.00
0.00
0.00
0.00
0.00
84,097.22
0.00
0.00
0.00
Class A-MFL Yield Maintenance Premiums paid to the SWAP Counterparty
Swap Contract A-MFL
Class A-MFL Distribution Conversion

14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A-1
46625YMZ3
AAA
Aaa
AAA
A-1A
46625YNS8
AAA
Aaa
AAA
A-2
46625YNA7
AAA
Aaa
AAA
A-3
46625YNB5
AAA
Aaa
AAA
A-3A
46625YQB2
AAA
Aaa
AAA
A-4
46625YNC3
AAA
Aaa
AAA
A-SB
46625YND1
AAA
Aaa
AAA
A-M
46625YNE9
AAA
Aaa
AAA
A-J
46625YNF6
AAA
Aaa
AAA
B
46625YNJ8
AA+
Aa1
AA+
C
46625YNK5
AA
Aa2
AA
D
46625YNL3
AA-
Aa3
AA-
E
46625YNM1
A+
A1
A+
F
46625YNN9
A
A2
A
G
46625YNV1
A-
A3
A-
H
46625YNY5
BBB+
Baa1
BBB+
J
46625YPB3
BBB
Baa2
BBB
K
46625YQE6
BBB-
Baa3
BBB-
L
46625YPE7
BB+
Ba1
BB+
M
46625YPH0
BB
Ba2
BB
N
46625YPL1
BB-
Ba3
BB-
O
46625YPP2
B+
B1
B+

14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1)
Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
P
46625YPS6
B
B2
B
Q
46625YPV9
B-
B3
B-
NR
46625YPY3
NR
NR
NR
X-1
46625YNP4
AAA
Aaa
AAA
X-2
46625YNH2
AAA
Aaa
AAA
A-MFL
46625YNG4
NR
NR
NR
S
9ABSW233
NR
NR
NR

14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1)
Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 722660.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
7/15/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 722660.1
Series 2005-LDP2
15-Jul-05
295
100.00%
2,978,130,679
99.96%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
105
266
5.38%
5.35%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outst anding
P& I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
Total
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722660.1
Series 2005-LDP2
Commercial Mortgage Pass-Through Certificates
30-Jun-05
15-Aug-05
N/A
15-Jul-05
15-Jul-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
0 to
100,000
%
4
3,643,295
0.12
133
5.63
0.00
%
500,000 to
1,000,000
%
19
24,985,833
0.84
115
5.66
0.00
%
1,000,000 to
1,500,000
%
23
40,458,306
1.36
125
5.64
0.00
%
1,500,000 to
2,000,000
%
22
50,776,901
1.70
121
5.61
0.00
%
2,000,000 to
2,500,000
%
23
64,121,884
2.15
118
5.54
0.00
%
2,500,000 to
3,000,000
%
19
63,167,906
2.12
124
5.47
0.00
%
3,000,000 to
3,500,000
%
15
57,631,448
1.94
116
5.57
0.00
%
3,500,000 to
4,000,000
%
9
38,330,828
1.29
110
5.43
0.00
%
4,000,000 to
4,500,000
%
8
38,422,319
1.29
117
5.46
0.00
%
4,500,000 to
5,000,000
%
18
98,451,218
3.31
128
5.52
0.00
%
5,000,000 to
6,000,000
%
14
92,898,768
3.12
113
5.47
0.00
%
6,000,000 to
7,000,000
%
17
126,616,550
4.25
102
5.36
0.00
%
7,000,000 to
8,000,000
%
10
84,573,445
2.84
104
5.27
0.00
%
8,000,000 to
9,000,000
%
7
66,013,697
2.22
106
5.44
0.00
%
9,000,000 to 10,000,000
%
53
748,479,302
25.13
102
5.34
0.00
%
10,000,000 to 20,000,000
%
20
479,987,660
16.12
100
5.28
0.00
%
20,000,000 to 30,000,000
%
6
237,067,472
7.96
105
5.55
0.00
%
30,000,000 to 50,000,000
%
7
537,503,847
18.05
105
5.35
0.00
%
50,000,000 to 100,000,000
%
1
125,000,000
4.20
81
5.28
0.00
%
100,000,000 &
Above
%
125,000,000
825,000
2,978,130,679
295
100.00
%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
10,095,358
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
1
19,307,037
0.65
56
4.46
0.00
%
0.000%
%
to
4.500%
3
67,250,273
2.26
59
4.58
0.00
%
4.501%
%
to
4.625%
1
7,500,000
0.25
117
4.74
0.00
%
4.626%
%
to
4.750%
6
128,598,016
4.32
58
4.80
0.00
%
4.751%
%
to
4.875%
8
58,451,581
1.96
96
4.98
0.00
%
4.876%
%
to
5.000%
7
62,813,294
2.11
92
5.09
0.00
%
5.001%
%
to
5.125%
42
463,237,712
15.55
93
5.19
0.00
%
5.126%
%
to
5.250%
39
695,903,264
23.37
105
5.30
0.00
%
5.251%
%
to
5.375%
50
538,383,987
18.08
113
5.44
0.00
%
5.376%
%
to
5.500%
50
338,231,465
11.36
116
5.57
0.00
%
5.501%
%
to
5.625%
37
283,291,674
9.51
109
5.68
0.00
%
5.626%
%
to
5.750%
29
207,793,609
6.98
128
5.82
0.00
%
5.751%
%
to
5.875%
11
41,842,471
1.40
129
5.94
0.00
%
5.876%
%
to
6.000%
7
57,766,695
1.94
131
6.06
0.00
%
6.001%
%
to
6.120%
4
7,759,600
0.26
168
6.26
0.00
%
6.126%
%
&
Above
295
2,978,130,679
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00
%
4.460%
6.920%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
to
0
60
7
53,869,430
1.81
115
5.35
0.00
%
%
to
61
120
2
23,878,813
0.80
135
5.37
0.00
%
%
to
121
180
0
0
0.00
0
0.00
0.00
%
%
to
181
240
0
0
0.00
0
0.00
0.00
%
%
&
241
Above
177
70
9
77,748,243
Minimum Remaining Term
Maximum Remaining Term
2.61
%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0
to
30
23
331,758,987
11.14
58
4.95
0.00
%
%
31
to
60
33
634,301,425
21.30
81
5.30
0.00
%
%
61
to
90
211
1,799,689,925
60.43
117
5.47
0.00
%
%
91
to
120
1
21,000,000
0.71
131
5.40
0.00
%
%
121
to
150
12
96,853,201
3.25
172
5.80
0.00
%
%
151
to
180
1
2,236,736
0.08
202
5.50
0.00
%
%
181
to
210
5
14,542,162
0.49
238
5.78
0.00
%
%
211
& Above
238
53
286
2,900,382,435
Minimum Remaining Term
Maximum Remaining Term
%
97.39

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722660.1
Series 2005-LDP2
Commercial Mortgage Pass-Through Certificates
30-Jun-05
15-Aug-05
N/A
15-Jul-05
15-Jul-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0.000 0.200
0
0
0.00
0
0.00
0.00
%
%
0.201 0.375
0
0
0.00
0
0.00
0.00
%
%
0.376 0.550
0
0
0.00
0
0.00
0.00
%
%
0.551 0.725
0
0
0.00
0
0.00
0.00
%
%
0.726 0.900
0
0
0.00
0
0.00
0.00
%
%
0.901 1.075
0
0
0.00
0
0.00
0.00
%
%
1.076 1.250
0
0
0.00
0
0.00
0.00
%
%
1.251 1.425
0
0
0.00
0
0.00
0.00
%
%
1.426 1.600
0
0
0.00
0
0.00
0.00
%
%
1.601 1.775
0
0
0.00
0
0.00
0.00
%
%
1.776 1.950
0
0
0.00
0
0.00
0.00
%
%
1.951 2.125
0
0
0.00
0
0.00
0.00
%
%
2.126 2.300
0
0
0.00
0
0.00
0.00
%
%
2.301 2.475
0
0
0.00
0
0.00
0.00
%
%
2.476 & Above
295
2,978,130,679
100.00
105
5.38
0.00
%
%
Unknown
0.000
0.000
295
2,978,130,679
100.00
%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0.000 1.050
3
40,541,639
1.36
135
6.00
0.00
%
%
1.051 1.175
94
986,785,793
33.13
116
5.48
0.00
%
%
1.176 1.300
72
700,918,189
23.54
104
5.43
0.00
%
%
1.301 1.425
54
483,357,826
16.23
104
5.46
0.00
%
%
1.426 1.550
24
282,887,134
9.50
100
5.39
0.00
%
%
1.551 1.675
15
101,749,275
3.42
108
5.27
0.00
%
%
1.676 1.800
3
11,771,698
0.40
105
5.42
0.00
%
%
1.801 1.925
4
10,899,052
0.37
91
5.17
0.00
%
%
1.926 2.050
2
14,798,434
0.50
118
5.30
0.00
%
%
2.051 2.175
4
71,312,999
2.39
113
5.25
0.00
%
%
2.176 2.300
2
9,883,316
0.33
118
5.12
0.00
%
%
2.301 2.425
7
77,146,670
2.59
62
4.68
0.00
%
%
2.426 2.550
6
150,321,053
5.05
62
4.78
0.00
%
%
2.551 2.675
1
16,000,000
0.54
81
5.00
0.00
%
%
2.676 & Above
4
19,757,602
0.66
109
4.92
0.00
%
%
Unknown
79.410
1.070
295
2,978,130,679 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Texas
47
342,022,673
11.48
108
5.35
0.00
%
%
California
25
326,262,226
10.96
102
5.38
0.00
%
%
Florida
21
253,964,214
8.53
97
5.31
0.00
%
%
New York
12
214,729,154
7.21
120
5.29
0.00
%
%
Missouri
3
143,515,406
4.82
83
5.27
0.00
%
%
Utah
7
135,547,465
4.55
68
4.95
0.00
%
%
Virginia
6
121,277,315
4.07
114
5.36
0.00
%
%
Tennessee
10
116,723,069
3.92
102
5.37
0.00
%
%
Michigan
12
109,372,496
3.67
90
5.37
0.00
%
%
Massachusetts
5
106,066,267
3.56
117
5.54
0.00
%
%
Washington
10
103,084,202
3.46
107
5.55
0.00
%
%
Louisiana
3
94,373,214
3.17
122
5.83
0.00
%
%
Indiana
9
92,706,587
3.11
108
5.47
0.00
%
%
New Jersey
7
85,876,226
2.88
131
5.53
0.00
%
%
Arizona
9
72,145,006
2.42
84
5.26
0.00
%
%
Wisconsin
6
67,492,500
2.27
118
5.31
0.00
%
%
Oregon
7
61,937,684
2.08
118
5.49
0.00
%
%
Ohio
7
56,269,005
1.89
107
5.45
0.00
%
%
Illinois
13
54,615,500
1.83
115
5.43
0.00
%
%
Georgia
12
50,580,082
1.70
100
5.57
0.00
%
%
Iowa
2
43,239,693
1.45
116
5.33
0.00
%
%
Delaware
2
39,912,778
1.34
116
5.53
0.00
%
%
South Carolina
9
37,247,184
1.25
97
5.41
0.00
%
%
North Carolina
4
37,092,426
1.25
92
5.53
0.00
%
%
Pennsylvania
8
31,853,319
1.07
98
5.49
0.00
%
%
Colorado
8
27,884,013
0.94
105
5.39
0.00
%
%
Maryland
3
24,217,945
0.81
118
5.51
0.00
%
%
West Virginia
1
23,951,024
0.80
118
5.50
0.00
%
%
Minnesota
3
19,230,446
0.65
117
5.50
0.00
%
%
Oklahoma
3
18,347,003
0.62
117
5.44
0.00
%
%
Idaho
3
15,735,727
0.53
118
5.45
0.00
%
%
Connecticut
3
13,894,111
0.47
106
5.56
0.00
%
%
Alabama
5
12,228,969
0.41
106
5.37
0.00
%
%
District of Columbia
1
5,440,000
0.18
118
5.36
0.00
%
%
New Mexico
2
4,461,632
0.15
116
5.40
0.00
%
%
Kansas
1
3,493,251
0.12
118
5.76
0.00
%
%
Mississippi
1
3,158,481
0.11
237
5.69
0.00
%
%
Arkansas
1
2,297,630
0.08
119
5.82
0.00
%
%
New Hampshire
1
2,236,736
0.08
202
5.50
0.00
%
%
Kentucky
1
1,645,234
0.06
117
5.91
0.00
%
%
Montana
1
1,106,690
0.04
115
5.28
0.00
%
%
Rhode Island
1
896,096
0.03
238
5.88
0.00
%
%
100.00
2,978,130,679
295
%

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722660.1
Series 2005-LDP2
Commercial Mortgage Pass-Through Certificates
30-Jun-05
15-Aug-05
N/A
15-Jul-05
15-Jul-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Retail
115
1,032,475,938
34.67
109
5.30
0.00
%
%
Office
62
921,528,467
30.94
110
5.47
0.00
%
%
Multifamily
73
628,360,642
21.10
93
5.38
0.00
%
%
Industrial
16
162,759,879
5.47
110
5.37
0.00
%
%
Other
1
125,000,000
4.20
81
5.28
0.00
%
%
Mobile home park
10
51,182,696
1.72
109
5.43
0.00
%
%
Self storage
15
42,110,932
1.41
128
5.69
0.00
%
%
Lodging
3
14,712,125
0.49
118
5.82
0.00
%
%
2,978,130,679
295
100.00
%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Amortizing Balloon
164
980,855,559
32.94
120
5.53
0.00
%
%
ARD
10
72,250,958
2.43
96
5.40
0.00
%
%
Full Amortizing
9
30,522,672
1.02
206
5.82
0.00
%
%
IO Maturity Balloon
41
708,551,024
23.79
80
5.15
0.00
%
%
IO/Amortizing/Balloon
71
1,185,950,467
39.82
106
5.38
0.00
%
%
2,978,130,679
295
100.00
%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
295
2,978,130,679
100.00
105
0.00
%
%
5.38
0
to
12
0
0
0.00
0
0.00
%
%
0.00
13
to
24
0
0
0.00
0
0.00
%
%
0.00
25
to
36
0
0
0.00
0
0.00
%
%
0.00
37
to
48
0
0
0.00
0
0.00
%
%
0.00
49
to
60
0
0
0.00
0
0.00
%
%
0.00
61
to
72
0
0
0.00
0
0.00
%
%
0.00
73
to
84
0
0
0.00
0
0.00
%
%
0.00
85
to
96
0
0
0.00
0
0.00
%
%
0.00
97
to
108
0
0
0.00
0
0.00
%
%
0.00
109
to
120
0
0
0.00
0
0.00
%
%
0.00
121
or
More
295
2,978,130,679
100.00
%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2005
0
0
0.00
0
0.00
0.00
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
0
0
0.00
0
0.00
0.00
%
%
2008
1
6,746,157
0.23
53
5.20
0.00
%
%
2009
22
325,012,830
10.91
58
4.94
0.00
%
%
2010
4
35,960,968
1.21
72
5.11
0.00
%
%
2011
30
601,793,649
20.21
81
5.31
0.00
%
%
2012
4
99,952,271
3.36
94
5.33
0.00
%
%
2013
1
2,572,636
0.09
113
5.63
0.00
%
%
2014
212
1,747,581,256
58.68
118
5.47
0.00
%
%
2015
21
158,510,912
5.32
167
5.67
0.00
%
%
2016 & Greater
100.00
2,978,130,679
295
%

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
IN
5.53%
11-Mar-15
JP5LDP2A
Industrial
0.00
2,068,897
12,818
1
CA
5.62%
11-Apr-15
JP5LDP2A
Retail
0.00
3,832,855
23,919
2
GA
5.52%
11-Apr-15
JP5LDP2A
Retail
0.00
1,694,675
9,674
3
CO
5.37%
11-Apr-15
JP5LDP2A
Retail
0.00
2,865,713
16,090
4
AL
5.52%
11-Apr-15
JP5LDP2A
Retail
0.00
2,576,902
14,710
5
CT
5.76%
11-Apr-15
JP5LDP2A
Office
0.00
6,249,000
29,995
6
TX
5.71%
11-Apr-15
JP5LDP2A
Office
0.00
5,000,000
23,792
7
WA
5.73%
11-Apr-15
JP5LDP2B
Multifamily
0.00
2,991,002
17,469
8
WA
5.28%
11-Apr-13
JP5LDP2A
Office
0.00
8,771,049
48,758
9
OR
6.06%
11-Apr-15
JP5LDP2A
Lodging
0.00
5,078,876
33,047
10
NC
5.81%
11-May-15
JP5LDP2A
Retail
0.00
1,547,044
9,105
11
WA
5.76%
11-May-15
JP5LDP2A
Retail
0.00
9,200,000
44,160
12
RI
5.88%
11-May-25
JP5LDP2A
Office
0.00
896,096
6,431
13
SC
5.54%
11-May-15
JP5LDP2B
Multifamily
0.00
3,290,269
20,344
14
TX
5.93%
11-May-15
JP5LDP2A
Retail
0.00
968,198
5,772
15
NM
5.58%
11-May-15
JP5LDP2A
Retail
0.00
1,995,989
11,456
16
LA
5.83%
11-May-15
JP5LDP2A
Office
0.00
90,000,000
437,250
17
MI
5.69%
11-May-15
JP5LDP2A
Retail
0.00
2,090,882
14,672
18
OR
5.49%
11-May-15
JP5LDP2A
Office
0.00
39,100,000
178,883
19
TX
5.45%
11-May-15
JP5LDP2A
Industrial
0.00
2,245,359
12,705
20
MN
5.34%
11-May-15
JP5LDP2A
Retail
0.00
6,985,217
39,045
21
TX
5.54%
11-May-15
JP5LDP2A
Retail
0.00
2,395,145
13,687
22
NH
5.50%
11-May-22
JP5LDP2A
Self storage
0.00
2,236,736
17,101
23
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
ID
5.48%
11-May-15
JP5LDP2A
Office
0.00
6,985,654
39,657
24
IL
6.13%
11-Jun-15
JP5LDP2A
Lodging
0.00
2,993,606
21,719
25
ID
5.54%
11-Jun-15
JP5LDP2B
Multifamily
0.00
5,450,073
31,116
26
WA
5.64%
11-Jun-12
JP5LDP2A
Office
0.00
24,473,882
141,268
27
MI
5.42%
11-Jun-15
JP5LDP2A
Retail
0.00
5,144,278
28,983
28
WA
5.42%
11-Jun-15
JP5LDP2A
Retail
0.00
3,895,667
21,948
29
MO
5.28%
1-Apr-12
JP5LDP2A
Other
0.00
125,000,000
550,000
30
UT
4.79%
11-Jun-10
JP5LDP2A
Retail
0.00
90,428,329
360,960
31
NY
5.27%
1-Jun-15
JP5LDP2A
Retail
0.00
90,000,000
394,875
32
CA
5.33%
1-May-13
JP5LDP2A
Office
0.00
80,182,200
356,143
33
MA
5.55%
1-Jun-15
JP5LDP2A
Retail
0.00
70,643,318
403,762
34
CA
5.31%
1-May-15
JP5LDP2A
Office
0.00
60,000,000
265,500
35
VA
5.43%
1-Jun-15
JP5LDP2A
Office
0.00
56,250,000
254,531
36
TN
5.33%
1-Jun-15
JP5LDP2A
Retail
0.00
46,000,000
204,317
37
FL
5.18%
1-Apr-12
JP5LDP2B
Multifamily
0.00
45,000,000
194,315
38
MI
5.72%
1-Jan-12
JP5LDP2A
Office
0.00
38,600,000
183,993
39
FL
6.06%
1-Apr-15
JP5LDP2A
Office
0.00
34,403,458
208,178
40
IN
5.68%
1-Jun-15
JP5LDP2B
Multifamily
0.00
33,964,014
196,862
41
CA
4.58%
11-Jun-10
JP5LDP2A
Retail
0.00
29,623,024
113,061
42
FL
4.58%
11-May-10
JP5LDP2A
Retail
0.00
26,853,024
102,489
43
UT
5.25%
1-Apr-12
JP5LDP2B
Multifamily
0.00
26,400,000
115,538
44
WA
5.33%
1-May-15
JP5LDP2A
Retail
0.00
25,200,000
111,930
45
WV
5.50%
1-May-15
JP5LDP2A
Industrial
0.00
23,951,024
136,269
46
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
VA
5.23%
1-Apr-15
JP5LDP2A
Office
0.00
23,322,235
128,926
47
IA
5.15%
1-May-12
JP5LDP2A
Industrial
0.00
22,761,297
97,627
48
OH
5.25%
1-Jan-15
JP5LDP2A
Retail
0.00
22,000,000
96,250
49
NY
5.40%
1-Jun-16
JP5LDP2A
Office
0.00
22,000,000
99,000
50
NY
5.40%
1-Jun-16
JP5LDP2A
Office
0.00
21,000,000
94,500
51
MI
5.13%
1-May-11
JP5LDP2A
Office
0.00
20,550,000
87,783
52
IA
5.53%
1-May-18
JP5LDP2A
Industrial
0.00
20,478,396
116,897
53
NY
5.33%
1-May-15
JP5LDP2A
Office
0.00
20,352,000
90,312
54
TX
5.10%
1-May-12
JP5LDP2A
Office
0.00
19,645,057
83,442
55
TX
4.46%
11-Mar-10
JP5LDP2A
Retail
0.00
19,307,037
71,758
56
CA
5.43%
1-May-15
JP5LDP2A
Industrial
0.00
19,000,000
85,975
57
NJ
5.84%
1-May-20
JP5LDP2A
Retail
0.00
18,946,762
120,566
58
VA
5.39%
1-Apr-12
JP5LDP2A
Office
0.00
18,000,000
80,850
59
CA
5.56%
1-Jun-15
JP5LDP2A
Retail
0.00
17,980,519
102,881
60
TN
5.25%
1-May-12
JP5LDP2A
Industrial
0.00
17,827,200
77,949
61
AZ
4.82%
11-Apr-10
JP5LDP2A
Retail
0.00
17,071,500
68,499
62
CA
5.63%
1-May-10
JP5LDP2B
Multifamily
0.00
16,400,000
76,875
63
CA
5.73%
11-Apr-10
JP5LDP2A
Retail
0.00
16,250,000
77,594
64
WI
5.61%
1-May-15
JP5LDP2A
Office
0.00
16,000,000
74,800
65
FL
5.00%
11-Apr-12
JP5LDP2A
Retail
0.00
16,000,000
66,667
66
NY
4.97%
1-May-15
JP5LDP2A
Retail
0.00
15,963,475
85,598
67
NY
5.48%
1-Apr-15
JP5LDP2A
Retail
0.00
15,949,466
90,646
68
TX
5.48%
1-Jun-15
JP5LDP2A
Office
0.00
15,482,970
87,813
69
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NJ
5.57%
1-Jun-15
JP5LDP2A
Office
0.00
15,483,257
88,689
70
NY
5.05%
1-Apr-15
JP5LDP2A
Office
0.00
14,699,174
79,633
71
TX
5.18%
1-Apr-12
JP5LDP2B
Multifamily
0.00
14,600,000
63,044
72
MA
5.66%
1-May-15
JP5LDP2A
Office
0.00
14,500,000
68,392
73
TX
5.18%
1-Apr-12
JP5LDP2B
Multifamily
0.00
14,250,000
61,533
74
CA
5.56%
1-Jun-15
JP5LDP2A
Retail
0.00
13,984,848
80,018
75
FL
5.18%
1-Apr-12
JP5LDP2B
Multifamily
0.00
13,960,000
60,281
76
FL
5.18%
1-Apr-12
JP5LDP2A
Multifamily
0.00
13,760,000
59,417
77
IN
5.16%
1-May-15
JP5LDP2A
Office
0.00
13,182,150
56,683
78
TX
5.34%
1-May-15
JP5LDP2A
Office
0.00
13,071,145
58,167
79
TX
5.18%
1-Apr-12
JP5LDP2B
Multifamily
0.00
12,640,000
54,581
80
TX
5.68%
1-Apr-20
JP5LDP2A
Retail
0.00
12,500,000
59,167
81
TX
5.84%
1-Jun-20
JP5LDP2A
Retail
0.00
12,287,376
72,484
82
IN
5.23%
1-May-15
JP5LDP2B
Multifamily
0.00
11,974,059
66,116
83
TX
5.18%
1-Apr-12
JP5LDP2B
Multifamily
0.00
11,720,000
50,608
84
TX
5.53%
1-Jun-15
JP5LDP2A
Office
0.00
11,487,483
65,512
85
WA
5.87%
11-May-15
JP5LDP2B
Multifamily
0.00
11,300,000
55,276
86
MO
5.41%
1-May-15
JP5LDP2A
Industrial
0.00
11,076,906
62,399
87
MI
4.56%
11-Jun-10
JP5LDP2A
Retail
0.00
10,774,225
40,942
88
PA
5.65%
1-May-10
JP5LDP2A
Office
0.00
10,640,000
50,097
89
VA
5.31%
1-May-15
JP5LDP2A
Office
0.00
10,608,000
46,940
90
MN
5.59%
1-Mar-15
JP5LDP2A
Retail
0.00
10,457,773
60,212
91
WI
5.27%
11-Jun-15
JP5LDP2A
Retail
0.00
10,400,418
70,365
92
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
TX
5.18%
1-Apr-12
JP5LDP2A
Multifamily
0.00
10,400,000
44,908
93
TX
5.25%
1-Apr-12
JP5LDP2A
Multifamily
0.00
10,280,000
44,990
94
TX
5.62%
1-Jun-15
JP5LDP2A
Retail
0.00
10,229,042
58,915
95
AZ
5.38%
11-May-15
JP5LDP2A
Mobile home park
0.00
10,200,000
45,730
96
TX
5.36%
1-Mar-15
JP5LDP2B
Multifamily
0.00
10,077,244
56,574
97
TN
4.99%
1-Dec-11
JP5LDP2A
Industrial
0.00
9,762,000
40,610
98
VA
5.22%
1-Apr-15
JP5LDP2A
Office
0.00
9,717,532
53,659
99
NJ
5.44%
1-May-15
JP5LDP2A
Retail
0.00
9,480,362
53,583
100
FL
5.97%
11-May-15
JP5LDP2A
Retail
0.00
9,382,697
56,177
101
TX
5.18%
1-Apr-12
JP5LDP2A
Multifamily
0.00
9,200,000
39,727
102
OK
5.40%
1-Feb-15
JP5LDP2A
Retail
0.00
8,849,889
49,976
103
SC
5.28%
1-Jun-15
JP5LDP2B
Multifamily
0.00
8,800,000
38,720
104
CO
5.10%
1-May-12
JP5LDP2A
Office
0.00
8,694,200
36,929
105
TX
5.18%
1-Apr-12
JP5LDP2A
Multifamily
0.00
8,480,000
36,617
106
IL
5.27%
11-Jun-15
JP5LDP2A
Retail
0.00
8,430,075
57,034
107
CA
6.03%
1-May-20
JP5LDP2A
Retail
0.00
8,095,346
68,924
108
FL
5.19%
11-Mar-15
JP5LDP2A
Retail
0.00
8,100,000
35,033
109
TX
5.18%
1-Apr-12
JP5LDP2B
Multifamily
0.00
8,000,698
34,548
110
OK
5.42%
1-Jun-15
JP5LDP2B
Multifamily
0.00
8,000,000
36,147
111
MA
5.50%
1-May-15
JP5LDP2A
Retail
0.00
7,865,000
36,048
112
SC
5.61%
11-Apr-10
JP5LDP2B
Multifamily
0.00
7,670,000
35,857
113
TX
5.18%
1-Apr-12
JP5LDP2B
Multifamily
0.00
7,600,000
32,818
114
MI
4.74%
1-Apr-15
JP5LDP2A
Retail
0.00
7,500,000
29,625
115
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
5.91%
11-Apr-15
JP5LDP2A
Self storage
0.00
7,478,336
44,533
116
NJ
5.45%
1-Jun-15
JP5LDP2A
Industrial
0.00
7,441,769
42,067
117
MO
4.82%
11-Apr-10
JP5LDP2A
Retail
0.00
7,438,500
29,847
118
MD
5.47%
11-Apr-15
JP5LDP2A
Industrial
0.00
7,430,000
33,868
119
TX
5.18%
1-Apr-12
JP5LDP2B
Multifamily
0.00
7,300,000
31,522
120
AZ
5.64%
1-May-15
JP5LDP2A
Office
0.00
7,300,000
34,310
121
IL
5.52%
11-May-15
JP5LDP2A
Retail
0.00
7,140,000
32,844
122
FL
5.24%
11-May-10
JP5LDP2A
Mobile home park
0.00
7,085,000
30,938
123
MA
5.12%
1-May-13
JP5LDP2A
Office
0.00
7,007,949
29,889
124
GA
5.54%
1-May-15
JP5LDP2A
Retail
0.00
6,900,000
31,855
125
CA
5.44%
11-Apr-15
JP5LDP2B
Multifamily
0.00
6,878,028
38,918
126
WI
5.27%
11-Jun-15
JP5LDP2A
Retail
0.00
6,803,919
46,032
127
TX
5.20%
1-Dec-09
JP5LDP2B
Multifamily
0.00
6,746,157
37,340
128
CA
5.50%
11-Jun-15
JP5LDP2A
Lodging
0.00
6,639,642
40,837
129
NC
5.65%
1-Mar-15
JP5LDP2A
Office
0.00
6,549,895
37,959
130
MI
5.14%
1-May-15
JP5LDP2A
Office
0.00
6,485,679
35,452
131
MA
5.59%
1-May-15
JP5LDP2A
Retail
0.00
6,050,000
28,183
132
CA
5.39%
1-Jun-15
JP5LDP2A
Office
0.00
5,993,296
33,654
133
TX
5.89%
1-May-20
JP5LDP2A
Self storage
0.00
5,988,757
35,550
134
FL
5.11%
1-May-15
JP5LDP2A
Office
0.00
5,804,410
24,717
135
OH
5.58%
1-Mar-15
JP5LDP2A
Retail
0.00
5,714,874
32,868
136
MI
5.61%
1-May-15
JP5LDP2A
Retail
0.00
5,688,642
32,758
137
TX
5.49%
1-May-15
JP5LDP2A
Retail
0.00
5,688,000
26,023
138
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
TX
5.12%
11-Mar-10
JP5LDP2A
Multifamily
0.00
5,650,000
24,107
139
DC
5.36%
1-May-15
JP5LDP2A
Office
0.00
5,440,000
24,299
140
CA
5.22%
1-May-15
JP5LDP2A
Office
0.00
5,400,000
23,490
141
TX
5.86%
1-May-20
JP5LDP2A
Retail
0.00
5,240,097
31,005
142
OH
5.38%
1-Mar-15
JP5LDP2B
Multifamily
0.00
5,237,872
29,471
143
PA
5.32%
11-Apr-15
JP5LDP2A
Office
0.00
5,083,358
28,384
144
TX
5.99%
1-Apr-15
JP5LDP2A
Retail
0.00
5,025,686
30,185
145
WI
5.27%
11-Jun-15
JP5LDP2A
Retail
0.00
5,008,163
33,883
146
IL
5.24%
1-May-15
JP5LDP2A
Office
0.00
4,989,214
27,579
147
FL
4.99%
1-Jun-15
JP5LDP2A
Industrial
0.00
4,894,102
26,274
148
IL
5.63%
1-Apr-15
JP5LDP2A
Office
0.00
4,785,301
27,647
149
FL
5.34%
1-Jan-15
JP5LDP2A
Retail
0.00
4,648,668
26,105
150
IN
5.82%
11-Apr-15
JP5LDP2A
Office
0.00
4,586,460
27,049
151
TX
5.25%
11-Feb-15
JP5LDP2B
Multifamily
0.00
4,533,603
25,180
152
MI
5.40%
11-Mar-15
JP5LDP2B
Multifamily
0.00
4,500,000
20,250
153
SC
4.82%
11-Feb-10
JP5LDP2A
Retail
0.00
4,482,500
17,986
154
CA
5.42%
11-Apr-15
JP5LDP2A
Retail
0.00
4,385,931
24,762
155
IN
5.27%
11-Jun-15
JP5LDP2A
Retail
0.00
4,374,660
29,597
156
CT
5.77%
1-May-15
JP5LDP2A
Retail
0.00
4,191,919
24,563
157
IL
5.24%
1-May-15
JP5LDP2A
Office
0.00
4,091,156
22,615
158
IN
5.58%
1-May-15
JP5LDP2A
Retail
0.00
4,075,000
18,949
159
TN
5.49%
1-May-15
JP5LDP2A
Retail
0.00
4,041,718
22,970
160
IL
5.83%
1-May-15
JP5LDP2A
Retail
0.00
4,000,000
19,433
161
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NY
5.74%
1-Apr-13
JP5LDP2A
Industrial
0.00
3,991,073
28,061
162
NY
5.29%
1-May-15
JP5LDP2A
Office
0.00
3,991,462
22,187
163
IL
5.31%
1-May-15
JP5LDP2A
Retail
0.00
3,911,669
21,792
164
IL
5.30%
11-Mar-12
JP5LDP2B
Multifamily
0.00
3,900,000
17,225
165
GA
5.78%
11-May-15
JP5LDP2A
Retail
0.00
3,880,000
18,689
166
IL
5.33%
1-May-15
JP5LDP2A
Retail
0.00
3,791,958
21,172
167
TX
5.52%
1-Apr-15
JP5LDP2A
Multifamily
0.00
3,788,096
21,624
168
MI
6.11%
1-Nov-18
JP5LDP2A
Office
0.00
3,769,615
34,502
169
TX
5.83%
1-May-15
JP5LDP2B
Multifamily
0.00
3,692,974
21,781
170
NJ
5.19%
1-Apr-15
JP5LDP2A
Retail
0.00
3,533,056
21,148
171
KS
5.76%
1-May-15
JP5LDP2A
Retail
0.00
3,493,251
20,447
172
TN
5.65%
1-May-15
JP5LDP2B
Multifamily
0.00
3,489,870
21,808
173
CA
5.34%
1-Apr-15
JP5LDP2A
Self storage
0.00
3,488,625
19,523
174
AL
5.39%
1-Jun-15
JP5LDP2A
Self storage
0.00
3,471,117
19,492
175
CT
4.93%
1-May-11
JP5LDP2A
Office
0.00
3,453,192
14,175
176
OR
5.19%
1-May-15
JP5LDP2B
Multifamily
0.00
3,392,588
18,649
177
VA
5.45%
1-Mar-20
JP5LDP2A
Retail
0.00
3,379,548
20,778
178
FL
5.38%
1-Apr-15
JP5LDP2A
Industrial
0.00
3,300,000
14,795
179
ID
5.26%
11-Mar-15
JP5LDP2A
Retail
0.00
3,300,000
14,465
180
MS
5.69%
1-Apr-25
JP5LDP2A
Retail
0.00
3,158,481
22,217
181
SC
5.50%
1-May-15
JP5LDP2A
Retail
0.00
3,153,552
17,942
182
IL
5.37%
1-Apr-15
JP5LDP2A
Retail
0.00
3,089,976
17,340
183
TN
5.57%
1-Apr-15
JP5LDP2A
Retail
0.00
3,089,392
17,732
184
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
WA
5.20%
1-Jun-15
JP5LDP2A
Office
0.00
2,996,523
16,464
185
OR
5.18%
11-May-15
JP5LDP2A
Retail
0.00
2,993,446
16,436
186
NJ
5.74%
11-Apr-15
JP5LDP2A
Retail
0.00
2,991,021
17,488
187
LA
5.69%
1-Apr-25
JP5LDP2A
Retail
0.00
2,979,699
20,960
188
PA
5.52%
1-Apr-15
JP5LDP2A
Multifamily
0.00
2,791,229
15,933
189
SC
5.50%
1-Apr-15
JP5LDP2A
Retail
0.00
2,791,193
15,898
190
FL
5.84%
11-Mar-15
JP5LDP2A
Retail
0.00
2,759,451
16,324
191
FL
5.79%
1-Apr-15
JP5LDP2A
Self storage
0.00
2,613,631
16,578
192
AL
5.39%
1-Jun-15
JP5LDP2A
Self storage
0.00
2,597,095
14,584
193
FL
5.64%
1-May-15
JP5LDP2A
Retail
0.00
2,594,853
14,992
194
AL
5.16%
11-Apr-10
JP5LDP2B
Multifamily
0.00
2,560,000
11,008
195
CA
5.31%
1-Jun-10
JP5LDP2A
Office
0.00
2,550,000
11,284
196
OR
5.55%
11-Apr-15
JP5LDP2A
Retail
0.00
2,500,000
11,563
197
CA
5.60%
1-Apr-15
JP5LDP2A
Retail
0.00
2,492,297
14,352
198
UT
5.69%
11-Mar-15
JP5LDP2A
Self storage
0.00
2,490,162
14,494
199
GA
5.54%
11-Feb-15
JP5LDP2B
Multifamily
0.00
2,475,000
11,426
200
NY
5.63%
1-May-15
JP5LDP2A
Multifamily
0.00
2,470,000
11,588
201
NM
5.25%
11-Feb-15
JP5LDP2A
Mobile home park
0.00
2,465,644
13,695
202
CO
5.76%
11-May-15
JP5LDP2A
Office
0.00
2,465,237
14,430
203
TX
5.60%
11-May-15
JP5LDP2B
Multifamily
0.00
2,395,207
13,778
204
AZ
5.60%
1-Apr-15
JP5LDP2A
Retail
0.00
2,392,605
13,778
205
PA
5.44%
11-May-15
JP5LDP2A
Retail
0.00
2,320,194
13,114
206
NC
5.72%
1-May-15
JP5LDP2A
Retail
0.00
2,315,487
13,495
207
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
AR
5.82%
1-Jun-15
JP5LDP2A
Office
0.00
2,297,630
13,525
208
AZ
5.71%
1-Jun-15
JP5LDP2A
Self storage
0.00
2,197,686
12,783
209
CA
5.78%
11-May-11
JP5LDP2A
Self storage
0.00
2,195,776
12,881
210
CO
5.57%
11-Mar-15
JP5LDP2A
Mobile home park
0.00
2,151,276
12,359
211
TX
5.39%
11-Mar-15
JP5LDP2B
Multifamily
0.00
2,091,184
11,779
212
TX
5.47%
1-Jun-15
JP5LDP2A
Mobile home park
0.00
1,995,393
13,724
213
UT
5.86%
11-May-15
JP5LDP2B
Multifamily
0.00
1,996,227
11,812
214
IL
5.24%
1-May-15
JP5LDP2A
Office
0.00
1,995,686
11,032
215
IN
5.97%
11-May-15
JP5LDP2A
Mobile home park
0.00
1,981,346
11,863
216
AZ
6.09%
11-Apr-15
JP5LDP2A
Self storage
0.00
1,958,893
12,782
217
UT
5.68%
1-May-15
JP5LDP2A
Self storage
0.00
1,896,267
10,998
218
CA
4.98%
1-Apr-20
JP5LDP2A
Office
0.00
1,878,813
15,005
219
MN
5.61%
1-May-15
JP5LDP2A
Mobile home park
0.00
1,787,456
14,813
220
TX
5.25%
11-Feb-15
JP5LDP2B
Multifamily
0.00
1,749,812
9,719
221
GA
5.78%
11-May-15
JP5LDP2A
Retail
0.00
1,720,000
8,285
222
MI
5.51%
1-May-15
JP5LDP2A
Retail
0.00
1,696,538
9,663
223
TX
6.15%
1-May-25
JP5LDP2A
Retail
0.00
1,693,046
12,329
224
CO
5.41%
1-Apr-15
JP5LDP2A
Retail
0.00
1,694,553
9,557
225
KY
5.91%
1-Apr-15
JP5LDP2A
Retail
0.00
1,645,234
9,797
226
GA
5.78%
11-May-15
JP5LDP2A
Retail
0.00
1,630,000
7,851
227
CA
5.82%
1-Apr-15
JP5LDP2A
Retail
0.00
1,595,290
9,408
228
CO
5.57%
1-May-15
JP5LDP2A
Industrial
0.00
1,546,884
8,869
229
TN
5.75%
1-Jun-15
JP5LDP2A
Retail
0.00
1,543,387
9,016
230
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
OK
5.77%
11-May-15
JP5LDP2A
Mobile home park
0.00
1,497,114
8,773
231
IL
5.38%
1-May-15
JP5LDP2A
Retail
0.00
1,496,859
8,404
232
PA
5.56%
1-Apr-15
JP5LDP2A
Multifamily
0.00
1,495,340
8,573
233
OR
5.43%
1-May-15
JP5LDP2B
Multifamily
0.00
1,397,100
7,888
234
TX
5.54%
1-Apr-15
JP5LDP2A
Retail
0.00
1,395,632
7,984
235
GA
5.80%
1-Apr-15
JP5LDP2B
Multifamily
0.00
1,393,947
8,850
236
GA
5.78%
11-May-15
JP5LDP2A
Retail
0.00
1,395,000
6,719
237
LA
5.97%
11-Apr-15
JP5LDP2A
Retail
0.00
1,393,514
8,352
238
CO
6.04%
1-Apr-12
JP5LDP2A
Retail
0.00
1,366,150
8,249
239
PA
5.54%
1-Apr-15
JP5LDP2A
Multifamily
0.00
1,345,788
7,699
240
NY
5.07%
11-Mar-10
JP5LDP2B
Multifamily
0.00
1,312,504
8,796
241
PA
5.54%
1-May-15
JP5LDP2A
Self storage
0.00
1,277,410
7,300
242
GA
5.78%
11-May-15
JP5LDP2A
Retail
0.00
1,275,000
6,141
243
MT
5.28%
11-Feb-15
JP5LDP2A
Mobile home park
0.00
1,106,690
7,566
244
TN
6.92%
1-May-20
JP5LDP2B
Multifamily
0.00
1,048,449
6,929
245
AL
5.39%
1-Jun-15
JP5LDP2A
Self storage
0.00
1,023,855
5,749
246
GA
5.78%
11-May-15
JP5LDP2A
Retail
0.00
954,000
4,595
247
SC
4.82%
11-Feb-10
JP5LDP2A
Retail
0.00
825,000
3,310
248
UT
4.79%
11-Jun-10
JP5LDP2A
Retail
0.00
8,352,187
33,339
249
NJ
5.36%
1-May-15
JP5LDP2A
Office
0.00
28,000,000
125,067
250
TN
5.47%
1-Jun-12
JP5LDP2B
Multifamily
0.00
27,080,000
123,440
251
NC
5.47%
1-Jun-12
JP5LDP2B
Multifamily
0.00
26,680,000
121,616
252
GA
5.47%
1-Jun-12
JP5LDP2B
Multifamily
0.00
25,600,000
116,693
253
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
FL
5.42%
1-Jun-15
JP5LDP2B
Multifamily
0.00
22,750,000
102,659
254
DE
5.44%
6-Mar-15
JP5LDP2A
Mobile home park
0.00
20,912,778
118,446
255
AZ
5.22%
11-May-10
JP5LDP2B
Multifamily
0.00
19,740,000
85,869
256
DE
5.63%
11-Apr-15
JP5LDP2B
Multifamily
0.00
19,000,000
89,142
257
IN
5.33%
1-May-10
JP5LDP2B
Multifamily
0.00
16,500,000
73,288
258
WI
5.19%
1-Apr-15
JP5LDP2A
Retail
0.00
15,480,000
66,951
259
FL
5.16%
1-Apr-15
JP5LDP2B
Multifamily
0.00
13,952,812
76,530
260
WI
5.18%
1-Apr-15
JP5LDP2A
Retail
0.00
13,800,000
59,570
261
TX
5.25%
1-May-15
JP5LDP2A
Office
0.00
12,902,167
71,400
262
MD
5.39%
1-Jun-15
JP5LDP2A
Retail
0.00
12,600,000
56,595
263
OH
5.66%
1-May-12
JP5LDP2A
Retail
0.00
12,575,164
72,811
264
FL
5.31%
1-Apr-15
JP5LDP2A
Retail
0.00
11,562,070
64,487
265
WA
5.56%
11-Apr-15
JP5LDP2A
Retail
0.00
9,271,106
53,155
266
AZ
5.57%
11-May-15
JP5LDP2A
Retail
0.00
7,784,322
44,631
267
OR
5.35%
1-Apr-15
JP5LDP2A
Office
0.00
7,475,675
41,881
268
CO
5.40%
11-May-15
JP5LDP2B
Multifamily
0.00
7,100,000
31,950
269
PA
5.35%
1-May-15
JP5LDP2A
Office
0.00
6,900,000
30,763
270
OH
5.65%
1-Jan-15
JP5LDP2A
Office
0.00
6,558,401
38,098
271
CA
5.73%
6-Feb-15
JP5LDP2A
Office
0.00
6,167,176
36,103
272
TX
5.75%
1-May-25
JP5LDP2A
Retail
0.00
5,814,838
41,002
273
WA
5.72%
1-Apr-15
JP5LDP2A
Industrial
0.00
4,984,972
29,083
274
MD
5.94%
11-Apr-15
JP5LDP2A
Office
0.00
4,187,945
25,019
275
UT
5.70%
11-Mar-15
JP5LDP2B
Multifamily
0.00
3,984,293
23,216
276
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
TX
5.63%
6-Apr-15
JP5LDP2B
Multifamily
0.00
3,668,731
21,196
277
AZ
4.94%
11-Apr-10
JP5LDP2B
Multifamily
0.00
3,500,000
14,408
278
SC
5.81%
1-May-15
JP5LDP2B
Multifamily
0.00
3,390,424
21,513
279
FL
5.70%
1-May-15
JP5LDP2A
Retail
0.00
3,343,454
19,443
280
TX
5.59%
1-Apr-15
JP5LDP2A
Retail
0.00
3,289,811
18,924
281
TX
6.02%
6-May-20
JP5LDP2B
Multifamily
0.00
3,094,357
18,626
282
NY
5.00%
6-Mar-15
JP5LDP2B
Multifamily
0.00
3,000,000
12,500
283
TX
5.97%
1-May-15
JP5LDP2B
Multifamily
0.00
2,894,662
17,331
284
SC
5.55%
11-May-15
JP5LDP2B
Multifamily
0.00
2,844,247
16,272
285
TN
5.51%
11-Apr-15
JP5LDP2B
Multifamily
0.00
2,841,054
16,200
286
CA
5.54%
11-May-15
JP5LDP2B
Multifamily
0.00
2,694,538
15,398
287
OH
5.59%
6-Mar-15
JP5LDP2A
Multifamily
0.00
2,629,383
15,139
288
MI
5.63%
1-Dec-14
JP5LDP2A
Retail
0.00
2,572,636
16,169
289
TX
6.21%
6-Apr-20
JP5LDP2B
Multifamily
0.00
2,024,498
12,446
290
GA
5.64%
1-Jun-15
JP5LDP2A
Retail
0.00
1,662,461
10,364
291
OH
5.29%
6-Mar-15
JP5LDP2A
Multifamily
0.00
1,553,311
8,653
292
TX
5.52%
1-Apr-15
JP5LDP2A
Retail
0.00
1,493,211
9,229
293
FL
5.75%
1-May-15
JP5LDP2A
Self storage
0.00
1,196,585
7,549
294
CA
5.62%
6-Mar-15
JP5LDP2A
Office
0.00
1,075,685
6,214
295
2,978,130,679
14,696,262
0
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jul-05
15-Jul-05
N/A
15-Aug-05
30-Jun-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

14-Jul-2005 - 11:02 (W207-W237) (c) 2005 LaSalle Bank N.A.